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EXHIBIT 32.2
CERTIFICATION

PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. §1350)
In connection with OFG Bancorp’s

quarterly report on Form 10-Q for the period ended September 30, 2021, as filed with the
Securities and Exchange Commission on the date hereof (the “Report”),

I, Maritza Arizmendi, Chief Financial Officer of OFG
Bancorp, hereby certify,

pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350),

that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the

Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of
operations of OFG Bancorp.

In witness whereof, I execute this certification in San Juan, Puerto Rico,

this 5th day of November 2021.
By:

/s/ Maritza Arizmendi

Maritza Arizmendi
Chief Financial Officer